Registration Number 33-74470
                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement    [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION
                                       ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                         INSTITUTIONAL DAILY INCOME FUND
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                (Name of Registrant as Specified in its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              Verbal Voting Script

Hi, my name is [         ] and this is a courtesy call from ADP. I am a proxy
representative on behalf of Institutional Daily Income Funds. Is (shareholder name) available?

WHEN CORRECT SHAREHOLDER COMES ON THE LINE:

     Hi Mr./Ms.[ ], my name is [ ]and I am calling from ADP because you are a shareholder of Institutional Daily Income Funds and for your protection this call is being recorded. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders scheduled for December 6, 2006. Have you received this material?

IF THE SHAREHOLDER ANSWERS:

     Hi Mr./Ms. [ ], I am calling from ADP because you are a shareholder of Institutional Daily Income Fund Funds and for your protection this call is being recorded. Recently you were mailed proxy material for the upcoming special meeting of Shareholders scheduled for December 6, 2006. Have you received this material?

IF NOT RECEIVED:

     VERIFY ADDRESS AND MAKE ANY CHANGES.
     I can either email or resend the voting material to you. If you would like we can schedule a call back for a later date. Also, you may call us back after receiving the materials with any questions or to cast your vote over the phone. The phone number is 1-877-333-2305.

IF YES (REGARDING EMAILING):

     Excellent, may I have your email address please?
     AFTER THE SHAREHOLDER TELLS YOU THEIR EMAIL ADDRESS, READ IT BACK TO THEM PHONETICALLY AND VERIFY IF IT IS CASE SENSITIVE.

     Thank you Mr./Ms. [ ]. I will have that email out to you within one business day and please be aware that the email is coming from ADP Proxy Services. Our phone number will be in that email for you to call back and vote your shares, as well as answer any questions you may have.

IF YES (REGARDING RE-MAILING):

     The new package will be mailed out to you. Mr./Ms.[ ] would you like me to schedule a call back after you have had a chance to review the material? Thank you for your time and have a great day/evening.

IF NO (REGARDING EMAILING OR RE-MAILING):

     You may automatically receive another mailing because of your unvoted shares. Please be aware that as a shareholder, your vote is important. If you receive another mailing you are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card.

IF RECEIVED:

     Have you had a chance to review the material and are there any questions I can answer for you?
     If you have no (further) questions, would you like to take this opportunity to place your vote with me over the phone?

IF SHARES WERE SOLD AFTER RECORD DATE:

     Since you were a shareholder on the date of record, which was September 21, 2006, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

     IF YES (TO PLACING THEIR VOTE):

     The process will only take a few moments.
     1. I will introduce myself again and give the date and time.
     2. I will then ask your permission to record your vote.
     3. At that point, I will need you to verify your full name and mailing address.

     My name is [      ] from ADP on behalf of Institutional Daily Income Funds.
     Today's date is [     ] and the time is [      ] E.T.

     May I take your vote now?
     May I please confirm you have received the material and are authorized to vote on this/these account(s)?
     For the record, would you please state your full name and full mailing address?

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE PROPOSALS AS SET FORTH IN THE MATERIAL YOU RECEIVED AND RECOMMENDS A FAVORABLE VOTE FOR THIS/THESE PROPOSAL(S). DO YOU WISH TO SUPPORT THE BOARD'S RECOMMENDATION FOR EACH OF YOUR ACCOUNTS?

FOR FAVORABLE VOTE:

     Mr./Ms. [ ] I have recorded your vote as follows, for all of your Institutional Daily Income Funds accounts you are voting the Board's recommendation in favor of the proposals as set forth in the proxy materials you received, is that correct?

FOR NON-FAVORABLE VOTE:

     Mr./Ms.[ ] I have recorded your vote as follows, for all of your Institutional Daily Income Funds accounts you are voting against the proposals as set forth in the proxy materials you received, is that correct?

FOR ABSTENTIONS:

     Mr./Ms. [ ] I have recorded your vote as follows, for all of your Institutional Daily Income Funds accounts you are abstaining on the proposals as set forth in the proxy materials you received, is that correct?

RECORD ALL VOTES AS SHAREHOLDER REQUESTS AND CONFIRM BY READING BACK THEIR CHOICES.

     Within the next 72 hours we will mail you a written confirmation of your vote. If we have not recorded your information correctly or if you wish to change your vote, please call 1-877-333-2305 to let us know. Also, please be aware that your vote cannot be changed with us by phone after 9:00pm ET, December 5, 2006. Thank you very much for your participation and have a great day/evening.

IF NOT INTERESTED (IN VOTING):

     Please be aware that as a shareholder, your vote is important. You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card. Thank you again for your time today, and have a wonderful day/evening.

IF YES (TO SCHEDULING A CALL BACK):

     Thank you very much Sir/Madame, we will give you a call back at your
     convenience on [      ] at [      ] o'clock your time. Should you have any
     further questions prior to our call back, please feel free to call us at 1-877-333-2305. Thank you for your time and have a great day/evening.

IF NO (REGARDING CALL-BACK):

     We would like to ensure you, that as a shareholder, your vote is important. You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card. Or if you would like to vote by phone, you may do so by calling us back at 1-877-333-2305. Thank you again for your time today, and have a wonderful day/evening.

                           ANSWERING MACHINE MESSAGE:

     Hello, this message is for [       ] my name is [      ] and I am a proxy
     representative for ADP on behalf of Institutional Daily Income Funds, with which you are a shareholder. You should have received material in the mail recently concerning the Special meeting of Shareholders scheduled for December 6, 2006.

     Your vote is very important. You can provide your vote quickly and easily by touchtone phone, Internet or by mail. You may call also call us toll free at 1-877-333-2305 to cast your vote directly over the phone or to answer any questions you may have.

     Your prompt response will help avoid the cost of additional calls and ensure that enough shareholder participation will be present at the meeting. THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS. Thank you and have a great day/evening.

                           INBOUND - CLOSED RECORDING

     Thank you for calling the Institutional Daily Income Funds meeting line. Our offices are now closed. Please call us back during our normal business hours - which are, Monday through Friday, 9:30AM - 9:00PM and Saturday 10:00AM - 6:00PM ET. Thank you and have a nice day.

                         INBOUND - CALL IN QUEUE MESSAGE

     Thank you for calling the Institutional Daily Income Funds meeting line. All of our representatives are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

                             END OF CAMPAIGN MESSAGE

     "Thank you for calling the Institutional Daily Income Funds Proxy Client Service Center. The Shareholder meeting scheduled for December 6, 2006 was held successfully and all proposals were passed favorably. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your Institutional Daily Income Funds, please contact your Financial Advisor or to call for Institutional Daily Income Funds call 1-800-433-1918. Thank you for investing with Institutional Daily Income Funds."

     (The Closed, Call in Queue and End of Campaign messages can be scripted accordingly based on the proposals outcome and customization as requested by the client)